Oil and Gas Interests	12 Months Ended
Jun. 30, 2016
Oil and Gas Interests

5. Oil and Gas Interests

Oil and gas interests consist of the following:

	2016	2015
Oil and gas interests	$18,388	$18,098
Less: accumulated depletion	(11,352)	(10,385)
impairment charge	(1,638)	—

	$5,398	$7,713

The Company does not capitalize any of its own administrative or interest costs and accounts for these costs as expenses during the year. There were no costs excluded from costs subject to depletion and depreciation at the balance sheet dates.

Under full cost accounting many costs incurred will be capitalized even though they have not resulted in an increase in the future revenue generating capacity of the enterprise. Accordingly, it is widely recognized that there should be a limit on the aggregate costs that may be carried forward for amortization against revenue of future periods (the “ceiling test”). The Company has performed a ceiling test calculation at various periods during years ended June 30, 2016 and 2015. The ceiling test requires the Company to use tax effected discounted cash flows using a present value technique. The sales prices used for the ceiling test at June 30, 2016 were $40.19 per barrel for oil and $2.41 per thousand cubic feet of natural gas. Based on the calculations performed during the year ended June 30, 2016, the Company has recorded an impairment charge of $1.6 million during fiscal year 2016 due to the decline in oil and gas prices. Additional impairments could be recorded in future periods if oil and gas prices do not recover or continue to decline.